Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
12.	COMMITMENTS & CONTINGENCIES

Commitments

The Company has certain guarantees and indemnifications outstanding which could result in future payments to third parties. These guarantees generally result from the conduct of the Company’s business in the normal course. The Company’s outstanding guarantees as of December 31, 2011 were as follows:

Maximum undiscounted future payments
Standby letters of credit*:
Insurance related	$7.1
Other	1.3
Performance and payment bonds*	12.5

*	These instruments require no associated liability on the Company’s Consolidated Balance Sheet.

The Company’s banks issue standby letters of credit (“LOCs”) on the Company’s behalf under the Unsecured Credit Agreement (the “Credit Agreement”) as discussed more fully in the “Long-Term Debt and Borrowing Agreements” note. As of December 31, 2011, the majority of the balance of the Company’s outstanding LOCs were issued to insurance companies to serve as collateral for payments the insurers are required to make under certain of the Company’s self-insurance programs. These LOCs may be drawn upon in the event that the Company does not reimburse the insurance companies for claims payments made on its behalf. These LOCs renew automatically on an annual basis unless either the LOCs are returned to the bank by the beneficiaries or the banks elect not to renew them.

Bonds are provided on the Company’s behalf by certain insurance carriers. The beneficiaries under these performance and payment bonds may request payment from the Company’s insurance carriers in the event that the Company does not perform under the project or if subcontractors are not paid. The Company does not expect any amounts to be paid under its outstanding bonds as of December 31, 2011. In addition, the Company believes that its bonding lines will be sufficient to meet its bid and performance bonding needs for at least the next year.

The Company indemnified the buyer of Baker Energy for certain legacy costs related to its former Energy segment in excess of amounts accrued as of the transaction date. These costs include but are not limited to insurance and taxes. Reflected in the Consolidated Balance Sheets are both liabilities and assets related to Baker Energy’s workers’ compensation, automobile and health insurances through September 30, 2009. As part of the sale of Baker Energy, the buyer agreed to assume the liabilities associated with those insurances, subject to certain indemnifications, as of September 30, 2009. However, corresponding liabilities representing the reserves associated with these insurances, including reserves for incurred but not reported claims, are included in the Consolidated Balance Sheets as those insurances are written to the Company, rather than to a Baker Energy entity. As such, the Company is required to maintain reserves for these insurances in its Consolidated Balance Sheets. As the buyer assumed the liabilities associated with these insurances as of the closing balance sheet, the Company has also recorded a corresponding receivable from the buyer representing the amount of the aggregate insurance liabilities as of September 30, 2009 for the Energy Business, less reimbursements made to the Company through December 31, 2011. As of December 31, 2011 and December 31 2010, there were approximately $3.3 million and $4.7 million, respectively, of Baker Energy insurance liabilities primarily related to workers’ compensation recorded in the Company’s Consolidated Balance Sheet, with a corresponding receivable of approximately $2.5 million and $3.3 million as of December 31, 2011 and December 31, 2010, respectively.

Contingencies

Camp Bonneville Project.    In 2006, Michael Baker Jr., Inc. (“MB Jr.”), a subsidiary of the Company, entered into a contract whereby it agreed to perform certain services (the “Services”) in connection with a military base realignment and closure (“BRAC”) conservation conveyance of the Camp Bonneville property (the “Property”) located in Clark County, Washington. The Property was formerly owned by the United States Army (the “Army”). MB Jr’s. contract for the performance of the Services is with the Bonneville Conservation Restoration and Renewal Team (“BCRRT”), a not-for-profit corporation which holds title to the Property. BCRRT, in turn, had a contract with Clark County, Washington (the “County”) to perform services in connection with the Property and was signatory to a prospective purchaser consent decree (“PPCD”) with the Washington Department of Ecology (“WDOE”) regarding cleanup on the Property. The County is funding the services through an Environmental Services Cooperative Agreement (“ESCA”) grant from the Army and ultimately intends to use the Property as a park when cleanup is complete. As part of the Services, MB Jr., through a subcontractor, MKM Engineers (“MKM”), was performing remediation of hazardous waste and military munitions including Munitions and Explosives of Concern (“MEC”) on the Property.

Based upon the discovery of additional MEC to be remediated at the site, the WDOE significantly increased the cleanup required to achieve site closure. WDOE put a Cleanup Action Plan (“CAP”) containing these increased requirements out for public comment on June 8, 2009 at which point BCRRT, with the assistance of MB Jr. and MKM, entered into dispute resolution with WDOE regarding the CAP. Dispute resolution concluded without the parties reaching agreement.

On or about August 31, 2011, MB Jr., the County, BCRRT, and MKM entered into an Amended and Restated Settlement Agreement (the “Amended Agreement”) superseding a contingent settlement agreement that was previously entered into by the parties. According to the agreement, once the parties’ respective obligations under the Amended Agreement were satisfied, the Amended Agreement provided for a full release of all parties. Upon these releases being issued, the Company would have no further obligations or exposure resulting from its current agreements for the Camp Bonneville Project. It appeared that all contingencies under the Amended Agreement would be satisfied, and as a result, it was anticipated that these releases would be issued on September 15, 2011 in conjunction with a closing (the “Closing”) at which all documents necessary to effectuate the terms of the Amended Agreement would be exchanged. Under the Amended Agreement, the County was to make final payment to BCRRT at the Closing. Just prior to the anticipated closing date, the Company learned of an issue between BCRRT and the Washington Department of Revenue (WDOR) over BCRRT’s payment of Business & Occupational (B&O) taxes. Because of the issue, BCRRT has been unable to provide a Certificate of Payment from the WDOR indicating the BCRRT’s tax obligations have been satisfied as required in order for the County to pay BCRRT, and the Closing was delayed. Subsequently, BCRRT agreed to allow the closing to go forward, with the County holding back the amount in dispute between BCRRT and the WDOR. On November 9, 2011, the closing occurred, upon which the agreements for the project were cancelled, Baker was released from all liability under those agreements, and Baker received a payment of $75,000 for work performed for BCRRT on the project. As of December 31, 2011, no liabilities exist with respect to this matter and the Company now considers it closed.

SEC Review.    In May 2011, the Securities and Exchange Commission (“SEC”) completed a review of the circumstances that led to the Company’s failure to maintain accurate books, records and accounts resulting in a restatement of the Company’s financial statements for 2006 and the first three quarters of 2007. The Company fully cooperated with the SEC and, although the Company neither admitted nor denied the SEC claims, the Company consented to an injunction enjoining the Company from future violations of applicable securities laws. The revenue-related restatement resulted from actions by employees at the Company’s previously-owned Energy segment in Houston, Texas, which the Company sold in September 2009. Upon discovering the actions in question, the Company immediately commenced an internal investigation, voluntarily restated its financials, and took steps to further strengthen its internal controls to prevent a reoccurrence of such a situation.

Legal Proceedings.    The Company has been named as a defendant or co-defendant in certain other legal proceedings wherein damages are claimed. Such proceedings are not uncommon to the Company’s business. After consultations with counsel, management believes that it has recognized adequate provisions for probable and reasonably estimable liabilities associated with these proceedings, and that their ultimate resolutions will not have a material impact on its consolidated financial statements.

Defense Contract Audit Agency (“DCAA”) or applicable state agencies.    The Company’s federal and state government contracts are subject to the U.S. Federal Acquisition Regulations (“FAR”). All federal, state and local public agencies are subject to periodic routine audits, which generally are performed by the DCAA or applicable state or local agencies. These agencies’ audits typically apply to the Company’s overhead rates, cost proposals, incurred government contract costs and internal control systems. During the course of its audits, the auditors may question incurred costs if it believes the Company has accounted for such costs in a manner inconsistent with the requirements of the FAR or the U.S. Cost Accounting Standards, and may recommend that certain costs be disallowed. Historically, the Company has not experienced significant disallowed costs as a result of these audits; however, management cannot provide assurance that future audits will not result in material disallowances of incurred costs. For certain cost-plus type contracts, the Company will invoice based on preliminary overhead rates; such rates are then adjusted to actual overhead rates through the audit process. The Company provides reserves for contracts for which it believes its preliminary overhead rates are in excess of its actual overhead rates. In cases where the actual overhead rates are in excess of its preliminary overhead rates, the Company does not record any amounts associated with this incremental reimbursable amount until realized, as these types of contracts frequently have clauses that cast some doubt upon ultimate realization, such as funding limitations.

Self-Insurance.    Insurance coverage is obtained for catastrophic exposures, as well as those risks required to be insured by law or contract. The Company requires its insurers to meet certain minimum financial ratings at the time the coverages are placed; however, insurance recoveries remain subject to the risk that the insurer will be financially able to pay the claims as they arise. The Company is insured with respect to its workers’ compensation and general liability exposures subject to certain deductibles or self-insured retentions. Loss provisions for these exposures are recorded based upon the Company’s estimates of the total liability for claims incurred. Such estimates utilize certain actuarial assumptions followed in the insurance industry.

The Company is self-insured for its primary layer of professional liability insurance through a wholly-owned captive insurance subsidiary. The secondary layer of the professional liability insurance continues to be provided, consistent with industry practice, under a “claims-made” insurance policy placed with an independent insurance company. Under claims-made policies, coverage must be in effect when a claim is made. This insurance is subject to standard exclusions.

The Company establishes reserves for both insurance-related claims that are known and have been asserted against the Company, as well as for insurance-related claims that are believed to have been incurred but have not yet been reported to the Company’s claims administrators as of the respective balance sheet dates. The Company includes any adjustments to such insurance reserves in its consolidated results of operations.

The Company is self-insured with respect to its primary medical benefits program subject to individual retention limits. As part of the medical benefits program, the Company contracts with national service providers to provide benefits to its employees for medical and prescription drug services. The Company reimburses these service providers as claims related to the Company’s employees are paid by the service providers.

Reliance Liquidation.    The Company’s professional liability insurance coverage had been placed on a claims-made basis with Reliance Insurance Group (“Reliance”) for the period July 1, 1994 through June 30, 1999. In 2001, the Pennsylvania Insurance Commissioner placed Reliance into liquidation. Due to the subsequent liquidation of Reliance, the Company is currently uncertain what amounts paid by the Company to settle certain claims totaling in excess of $2.5 million will be recoverable under the insurance policy with Reliance. The Company is pursuing a claim in the Reliance liquidation and believes that some recovery will result from the liquidation, but the amount of such recovery cannot currently be estimated. The Company had no related receivables recorded from Reliance as of both December 31, 2011 and 2010.